Commitments and Contingencies	12 Months Ended
Jan. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
17. Commitments and Contingencies
During fiscal 2021 we entered into an agreement (the “Agreement”) with a major European defense contractor (the
“Co-developer”)
for the joint development and marketing of synthetic aperture sonar (“SAS”) systems. Under the terms of the Agreement, we are obligated to make payments upon completion of certain developmental milestones related to a license for use of the
Co-developer’s
underlying technology. Our total potential commitment, assuming achievement of all milestones contemplated in the Agreement, is approximately $1.6 million, of which approximately $300,000 was paid in January 2021.
Purchase Obligations
—At January 31, 2021, the Company had approximately $3.9 million in purchase orders outstanding.